Exhibit 32.2

CERTIFICATION OF DISCLOSURE PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Jie Wang, Chief Financial  Officer of China YouTV Corp., certify  pursuant  to 18 U.S.C.  Section  1350 as enacted by Section  906 of the
Sarbanes-Oxley Act of 2002, that:

        (1) the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2007 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of China YouTV Corp.

China YouTV Corp.

Date: Nov 14, 2007	By:	/s/ Jie Wang
Name: Jie Wang,
Title: Chief Financial Officer

A signed  original of this written  statement  required by Section 906, or other document authenticating,  acknowledging or otherwise adopting the signature that appears in typed form within the  electronic  version of this written  statement required by Section 906, has been provided to China YouTV Corp. and will be  retained  by  China YouTV Corp. and  furnished  to the Securities and Exchange Commission or its staff upon request.